UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2018
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THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 921-5500
___________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

TABLE OF CONTENTS

Page
Item 2.02 Results of Operations and Financial Condition	1
Item 5.07 Submission of Matters to a Vote of Security Holders	1
Item 9.01 Financial Statements and Exhibits	2
SIGNATURES	3
EX-99.1: PRESS RELEASE

- i -

Item 2.02.	Results of Operations and Financial Condition.
On May 9, 2018, we issued a press release announcing our financial results for the first quarter period ending March 31, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders
Our Annual Meeting of Shareholders was held on May 8, 2018. At such meeting, 33,498,802 shares of our common stock were represented in person or by proxy, which was equal to 90.33% of the issued and outstanding shares entitled to vote at the meeting.

The matters voted upon and the results of the vote were as follows:
PROPOSAL NO. 1
ELECTION OF DIRECTORS
The eight directors listed below were elected to one-year terms, which will expire at the 2019 Annual Meeting of Shareholders.

	Number of Shares
Nominee	For	Against	Abstain
Cindy Christy	30,717,837	464,569	104,329
L. Gordon Crovitz	31,029,340	149,923	107,472
James N. Fernandez	29,961,966	1,213,227	111,542
Paul R. Garcia	29,799,040	1,379,499	108,196
Anastassia Lauterbach	31,126,571	54,674	105,490
Thomas J. Manning	29,640,352	1,139,909	506,474
Randall D. Mott	31,122,809	59,226	104,700
Judith A. Reinsdorf	30,334,668	845,863	106,204
There were 2,212,067 Broker Non-Votes on Proposal No. 1 relating to each director.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018 was ratified as follows: 32,795,456 voted in favor; 617,014 voted against; and 86,332 abstained.

There were no Broker Non-Votes on Proposal No. 2.

PROPOSAL NO. 3
APPROVAL OF THE DUN & BRADSTREET CORPORATION 2018 NON-EMPLOYEE DIRECTORS EQUITY INCENTIVE PLAN

The Dun & Bradstreet Corporation 2018 Non-Employee Directors Equity Incentive Plan, as disclosed in the proxy materials for our Annual Meeting of Shareholders, was approved as follows: 30,638,327 voted in favor; 527,107 voted against; and 121,301 abstained.

There were 2,212,067 Broker Non-Votes on Proposal No. 3.

PROPOSAL NO. 4
ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION
(SAY ON PAY)

The advisory vote on executive compensation as disclosed in the proxy materials for our Annual Meeting of Shareholders was approved as follows: 28,837,569 voted in favor; 2,290,805 voted against; and 158,361 abstained.

There were 2,212,067 Broker Non-Votes on Proposal No. 4.

PROPOSAL NO. 5
SHAREHOLDER PROPOSAL REQUESTING THE BOARD TO TAKE THE STEPS NECESSARY TO AMEND THE COMPANY’S GOVERNING DOCUMENTS TO GIVE HOLDERS IN THE AGGREGATE OF 10% OF THE COMPANY’S OUTSTANDING COMMON STOCK THE POWER TO CALL A SPECIAL MEETING

The shareholder proposal requesting our Board to take the steps necessary to amend the Company’s governing documents to give holders in the aggregate of 10% of the Company’s outstanding common stock the power to call a special meeting of shareholders was not approved as follows: 12,933,714 voted in favor; 18,214,544 voted against; and 138,477 abstained.

There were 2,212,067 Broker Non-Votes on Proposal No. 5.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated May 9, 2018 (furnished pursuant to Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich

Richard S. Mattessich
Vice President, Associate General
Counsel and Assistant Corporate Secretary

DATE:	May 9, 2018